UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2005

Radnor Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-19495	23-2674715
(Commission File Number)	(IRS Employer Identification No.)

Radnor Financial Center, Suite A300 150 Radnor Chester Road, Radnor, Pennsylvania	19087-5292
(Address of Principal Executive Offices)	(Zip Code)

610-341-9600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section	1 - Registrant’s Business and Operations

Item 1.02 – Termination of a Material Definitive Agreement

In accordance with the agreement (“Agreement”) between Radnor Chemical Corporation, and certain other subsidiaries of Radnor Holdings Corporation (collectively, “Radnor”) and Chevron Phillips Chemical Company LP (“Chevron”) dated March 18, 2005 that was disclosed in a Current Report on Form 8-K filed March 24, 2005 and filed as Exhibit 10.62 to the Company’s Annual Report on Form 10-K filed March 31, 2005, Radnor terminated their requirements contract with Chevron on August 1, 2005 by making the final specified payment to Chevron in accordance with the Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNOR HOLDINGS CORPORATION

Dated: August 1, 2005	By:	/s/ Michael T. Kennedy
Michael T. Kennedy
President and Chief Executive Officer

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